Exhibit 4.1

INHIBIKASE THERAPEUTICS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Authorized Capital Stock 100,000,000 Shares This Certifies that SPECIMEN - NOT NEGOTIABLE is the owner of Shares of the Common Stock of INHIBIKASE THERAPEUTICS, INC. full paid and non-assessable, transferable only on the books of the corporation in person or by attorney upon surrender of this certificate properly endorsed. In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers, and its Corporate Seal to be hereunto affixed this day of , A.D. .SECRETARY PRESIDENT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH PLEDGE, HYPOTHECATION, SALE OR TRANSFER IS EXEMPT THEREFROM UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common	UNIF GIFT MIN ACT - _______ Custodian _________ under
TEN ENT – as tenants by the entireties	(Cust)	(Minor)

JT TEN – as joint tenants with right of survivorship	Uniform Gifts to Minors Act ___________
and not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFYING NUMBER OF ASSIGNEE

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated______________

In the presence of

________________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.